UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 13, 2017 (April 7, 2017)

Victory Energy Corporation
(Exact name of registrant as specified in its charter)

Nevada	2-76219-NY	87-0564462
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3355 Bee Caves Road, Suite 608
Austin, Texas 78746
 (Address of principal executive offices)

(512) 347-7300
(Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective April 7, 2017, Jeff Marlowe, our interim acting chief financial officer, resigned from his employer Bridgepoint Consulting, and will no longer be able to support the accounting and finance needs of Victory Energy Corporation (the “Company”). Bridgepoint Consulting and the Company have coordinated their efforts to engage Renee Opelt, MBA (also a Bridgepoint Consulting employee) to fill the duties of interim acting chief financial officer for the Company beginning April 7, 2017. Kenneth Hill, the Company’s Chief Executive Officer, will continue as the Company’s Chief Financial Officer until the Company appoints a permanent Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORY ENERGY CORPORATION

Dated: April 13, 2017	By:	/s/ Kenneth Hill
Kenneth Hill

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